Item 26. Exhibit (g) iii. a.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

AMENDMENT to the
SELECTED REINSURANCE AGREEMENTS
in the attached Exhibit
(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (“MassMutual”),
C.M. LIFE INSURANCE COMPANY (“CM Life”), and
MML BAY STATE LIFE INSURANCE COMPANY (“BayState”)
(the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY
(the “Reinsurer”)

Effective December 31, 2016 (the “Amendment Effective Date”), the Ceding Company’s retention for the following [_____] blocks of business, will be changed from the retention limit as set forth in the Agreements to [_____]. For applicable policies [_____], the Ceding Company’s retention will [_____]. There is no change to the Reinsurer’s [_____]. Notwithstanding the change in retention, the Ceding Company shall [_____]. The Ceding Company shall be [_____] under the Agreements set forth in the attached Exhibit. The Ceding Company shall [_____] under the Agreements set forth in the attached Exhibit.

Blocks of Business:

1.	[_____].
2.	[_____].

[_____] to the Blocks of Business.

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[_____]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	11/10/16
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	11/10/16
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	11/10/16
Peter G Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	Date:	11/8/2016

Print name:	Jinnah Cox

Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	11/8/16

Print name:	Melinda Webb

Title:	Associate General Counsel

[page break]

Exhibit

Munich’s Agreement Number	Munich’s Amendment Number	Effective Date of Agreement	Description	YRT or Coinsurance	TAI Code
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	4/1/2005	GVUL ([_____] Blocks of Business)	YRT	[_____]

[_____]

[_____]

Item 26. Exhibit (g) iii. a.
___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

AMENDMENT to the
SELECTED REINSURANCE AGREEMENTS
in the attached Exhibit
(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (“MassMutual”),
C.M. LIFE INSURANCE COMPANY (“CM Life”), and
MML BAY STATE LIFE INSURANCE COMPANY (“BayState”)
(the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY
(the “Reinsurer”)

Effective December 31, 2016 (the “Amendment Effective Date”), in conjunction with the Ceding Company’s [_____] retention for the [_____] blocks of business shown below, reinsured under the Agreements set forth in the attached Exhibit, the following [_____]:

Following the [_____].

[_____] contained in the Agreements set forth in the attached Exhibit.

Blocks of Business:

1.	[_____].
2.	[_____].

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[_____]

[page break]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-1-16
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-1-16
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-1-16
Peter G Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	Date:	11/29/2016

Print name:	Jinnah Cox

Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	11/29/16

Print name:	Melinda Webb

Title:	Associate General Counsel

[page break]

Exhibit

Munich’s Agreement Number	Munich’s Amendment Number	Effective Date of Agreement	Description	YRT or Coinsurance	TAI Code
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
[_____]	[_____]	4/1/2005	GVUL ([_____] Blocks of Business)	YRT	[_____]
[_____]	[_____]	[_____]	[_____]	[_____]	[_____]